Cautionary Statement
================================================================================

This presentation contains certain estimates and projections regarding each of First Union Corporation, CoreStates Financial Corp and the combined company following the merger, including estimates and projections relating to cost savings, enhanced revenues and accretion to illustrative earnings that may be realized from the merger, and certain restructuring charges expected to be incurred in connection with the merger. These estimates and projections constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in First Union Corporation's Current Report of Form 8K, dated November 18, 1997, as filed with the Securities and Exchange Commission, to which report reference is hereby made.




================================================================================
[LOGO]
FIRST UNION    CoreStates          exhibit 1

Transaction Rationale
================================================================================

o Financially Attractive
     oo Accretive in 1999
     oo Meets 18 month test

o Strategically Compelling
     oo Leading position in Mid-Atlantic

o In-Market Deal
     oo Low-risk transaction
     oo Wealthy, desirable market
     oo Demonstrated ability to integrate quickly

o Business Leverage




================================================================================
[LOGO]
FIRST UNION    CoreStates             exhibit 2           Transaction Rationale

Terms of Transaction
================================================================================

Fixed Exchange Ratio               1.62 First Union shares for each
                                   CoreStates share

Indicated Purchase Price
Per Share                          $83.84

Indicated Total Price              $16.6 Billion

Accounting Method                  Pooling of interests

First Union Shares Issued(1)       320.1 million, representing 33% pro forma
                                   CoreStates ownership

Expected Closing                   End of April 1998

Expected Conversion                Beginning of November 1998





(1) Excludes issuance of an estimated 4.9 million shares required to qualify transaction for pooling-of-interest accounting treatment.

Based on closing prices as of November 14, 1997.



================================================================================
[LOGO]
FIRST UNION    CoreStates             exhibit 3               Transaction Terms

Favorable Transaction for First Union
================================================================================

Premium to Market                  18%

Price to Book Value                5.3x

--------------------------------------------------------------------------------
                                   First      CoreStates     Comparable
                                   Union     Transaction    Acquisitions(1)
                                   -----     -----------    ---------------

Multiple to:
------------

1998 Estimated Earnings(2)         13.2x         19.8x(2)       19.5x

1998 Estimated Earnings(3)                       11.5x(3)       11.4x
     Adjusted for Synergies

--------------------------------------------------------------------------------


(1) Comparable acquisitions represent 3 bank transactions with deal values over $3 billion announced since January 1997. (Excludes transactions involving First Union.)

(2) Based on First Call consensus estimates as of November 14, 1997. Such estimates are used for illustrative purposes only and are not intended to be projections.

(3) Includes run-rate synergies. Excludes pre-tax and post-tax restructuring charges of $1,195 million and $795 million, respectively, or $.81 per share, and pre-tax and post-tax gains on deposit divestitures of $70 million and $44 million, respectively, or $.04 per share expected to be taken in 2nd quarter of 1998.

Note: Closing prices as of November 14, 1997.


================================================================================
[LOGO]
FIRST UNION    CoreStates             exhibit 4               Transaction Terms

Opportunity for Higher Performance
================================================================================

                                             CoreStates + FTU
                                             1997 Pro Forma(1)
--------------------------------------------------------------------------------

ROE                                               20.66%
EPS Growth                                           11%
ROA                                                1.50%
Overhead Efficiency Ratio                         54.90%
Fee Income/Revenue                                 34.6%
Tier 1 Leverage                                    6.87%
NCO/Average Loans(2)                               66bps


(1) Includes only First Union and CoreStates results for nine months ended 9/30/97 and excludes restructuring charges.

(2)  Annualized rate.


================================================================================
[LOGO]
FIRST UNION    CoreStates             exhibit 5               Higher Perfomance

Strategically Compelling:
Why First Union?
================================================================================



o    First Union's technology leadership

o    Strength of retail products and systems

o    Accelerates Capital Markets capabilities

o    Compatible values and vision for customers, employees and communities

o    Value for our shareholders



================================================================================
[LOGO]
FIRST UNION    CoreStates           exhibit 6                    Why First Union

Strategically Compelling:
The Power of the Combined Franchise
================================================================================


o    No. 1 deposit share in Pennsylvania and New Jersey

o    33% market share in Philadelphia, 4th largest MSA

o    Per capita income 12% higher than national average



September 30, 1997 (pro forma)*       |         Map of PA, NJ, DE
Assets:            $74.6 billion      |         [GRAPHIC OMITTED]
Loans:             $53.1 billion      |
Deposits:          $53 billion        |
Branches:          1,100              |
ATMs               1,380              |   o  CoreStates Branches
                                      |   oo First Union Branches


* Includes Pennsylvania, New Jersey and Delaware region prior to divestitures.

================================================================================
[LOGO]
FIRST UNION    CoreStates           exhibit 7               Powerful Combination

Strategically Compelling:
Regional Banking
================================================================================


o    #1 Consumer lender in region

     oo   37% Market share

     oo   50% Household penetration

o    #1 SBA lender

o    25% Small business market penetration


================================================================================
[LOGO]
FIRST UNION    CoreStates           exhibit 8                   Regional Banking

Strategically Compelling:
Global and Specialized Banking
================================================================================


o    #1 Middle Market and Commercial Bank

o    32% Market Share

o    Leader in Specialized Industries

o    National Leader in Cash Management

o    Congress Financial Corporation

o    International


================================================================================
[LOGO]
FIRST UNION    CoreStates           exhibit 9     Global and Specialized Banking

Strategically Compelling:
Congress Financial
================================================================================


o    Strong Financial Performer

     oo   3% ROA

     oo   20% CAGR in earnings since 1987

o    Conservative credit culture

     oo   .66% Net Charge-Offs (1987-1996)

o    Over $3 Billion in managed assets

o    12 offices in North America and London

o    90% of customers outside of region


================================================================================
[LOGO]
FIRST UNION    CoreStates           exhibit 10                Congress Financial

Strategically Compelling:
International
================================================================================


o    Represented in 23 countries

o    Cash Management, Trade Finance, Foreign Exchange

o    1,200 banking relationships in 80 countries

o    Leadership positions

     oo   L/Cs

     oo   International check processing

     oo   Correspondent bank balances

     oo   EXIM Bank programs


================================================================================
[LOGO]
FIRST UNION    CoreStates           exhibit 11                     International

Strategically Compelling:
Superior Financial Performance (1)(2)
================================================================================

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                      ROE

                        Rank          Year         Percent
                        ----          ----         -------
                          5           1995          19.4%
                          5           1996          20.1%
                          1           1997          23.3%

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                      ROA

                        Rank          Year         Percent
                        ----          ----         -------
                          5           1995           1.6%
                          3           1996           1.8%
                          4           1997           1.8%

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                      NIM

                        Rank          Year         Percent
                        ----          ----         -------
                          3           1995           5.5%
                          4           1996           5.5%
                          4           1997           5.3%

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                Efficiency Ratio

                        Rank          Year         Percent
                        ----          ----         -------
                          5           1995          57.8%
                          4           1996          54.4%
                          5           1997          53.0%


(1) 1997 data annualized for nine months ended 9/30/97. Such annualized data are not intended to be projections for the full year.

(2) Ranking among the 25 largest banks as defined by SNL, excluding non-recurring items. 1995 rankings treat CoreStates as if it were among the 25 largest banks at that time.




================================================================================
[LOGO]
FIRST UNION    CoreStates          exhibit 12              Financial Performance

Financially Attractive
Accretive to Earnings
================================================================================
                                              1998                 1999
--------------------------------------------------------------------------------
                                         $mm        EPS       $mm        EPS
                                         ---        ---       ---        ---
 1   First Union(1)                     $2,558     $3.91     $2,891     $4.34
 2   CoreStates(1)                         859      4.23        953      4.65
Estimated After-tax Adjustments
-------------------------------
 3   Expense Efficiencies                 $258       .26       $459       .46
 4   Revenue Enhancements                   58       .06         89       .09
 5   Earnings on Excess Capital(2)          44       .04         78       .08
 6   Divestitures                          (15)     (.01)       (15)     (.01)
                                        ------     -----     ------     -----
 7   Total Adjustments                    $345       .35       $611       .62
                                        ------     -----     ------     -----
 8   Total Earnings
     on Combined Shares(3)              $3,762     $3.82     $4,455     $4.46
                                        ------               ------
 9   Accretion to Earnings per share               ($.09)                $.12
10   Total Cash Earnings on Combined
     Shares(3)                          $4,133     $4.20     $4,826     $4.83
11   Leverage Ratio                       7.48%                8.15%

(1) 1998 First Union and CoreStates earnings per share are based on First Call consensus estimates and exclude restructuring charges. 1999 earnings per share are not First Call estimates. Such earnings are based on First Union's 1998 First Call consensus earnings per share plus 11% and CoreStates's 1998 First Call consensus earnings per share plus 10%. Such earnings estimates are presented for illustrative purposes only and are not intended to be projections.

(2)  Based on CoreStates's capital in excess of a 6% leverage ratio.

(3) Assumes 985 million shares outstanding in 1998 and 999 million shares outstanding in 1999.




================================================================================
[LOGO]
FIRST UNION    CoreStates          exhibit 13                 Financial Benefits

Financially Attractive:
Significant Synergy Opportunities
================================================================================

o    Projected expense efficiencies of $723 million (pre-tax)

     oo   45% of CoreStates 1997 annualized expenses

     oo   Synergies fully phased in by 1999

o    Projected fee revenue enhancements of $194 million

     oo   21% of CoreStates 1997 annualized fee revenues

     oo   Synergies begin immediately

o    Increase CoreStates fees/revenue ratio to First Union level




================================================================================
[LOGO]
FIRST UNION    CoreStates          exhibit 14                          Synergies

Financially Attractive:
Estimated Expense Reductions
================================================================================

($ Millions)                                                  1998         1999
--------------------------------------------------------------------------------
Banking Units                                                 $208         $370
Staff and Other                                                103          184
Automation & Operations                                         95          169
                                                              ----         ----
Total Pre-Tax Expense Efficiencies                            $406         $723
% CoreStates Controllable Expense Base*                         26%          45%
Total After-Tax Expense Efficiencies                          $258         $459


*Excludes intangible amortization, Trust Preferred expense and other non-controllable expenses.




================================================================================
[LOGO]
FIRST UNION    CoreStates          exhibit 15               Expense Efficiencies

Financially Attractive:
Significant Branch Overlap
================================================================================

o    55% of CoreStates Branches are within 2 miles of a First Union Branch

--------------------------------------------------------------------------------

           [MAP OF PENNSYLVANIA, NEW JERSEY AND DELAWARE SHOWING THE
                    BRANCHES OF CORESTATES AND FIRST UNION]

--------------------------------------------------------------------------------




================================================================================
[LOGO]
FIRST UNION    CoreStates          exhibit 16                     Branch Overlap

Estimated Merger
Restructuring Charges
================================================================================

                                                                    ($ millions)
--------------------------------------------------------------------------------

Severance and Relocation                                               $305

Contracts and Fixed Assets                                             $255

Real Estate Consolidations                                             $200

Systems Conversions                                                    $200

Charitable Support                                                     $100

Other                                                                  $135
                                                                     ------

Total Pre-Tax Charges                                                $1,195
Total After-Tax Charges                                                $795

================================================================================
[LOGO]
FIRST UNION    CoreStates           exhibit 17             Restructuring Charges

Financially Attractive:
Estimated Revenue Opportunities
================================================================================

($ Millions)                                               1998             1999
--------------------------------------------------------------------------------
Capital Markets                                             $90            $130

Capital Management                                           18              45

Other                                                        15              19
                                                           ----            ----

Total Revenue Enhancements                                 $123            $194

Revenue Enhancements
After taxes and expenses                                    $58             $89

Fee Income/Total Revenue                                     31%             34%


================================================================================
[LOGO]
FIRST UNION    CoreStates           exhibit 18                           Revenue

First Union
Integration Expertise
================================================================================

                                        All Acquisitions since 1993       FFB
--------------------------------------------------------------------------------
Assets ($ Millions)                                  $66,000            $35,000
--------------------------------------------------------------------------------
Cost Savings                                              45%                18%
--------------------------------------------------------------------------------
Months to Integration                                    2.7                  6

Acquisitions                                              21


================================================================================
[LOGO]
FIRST UNION    CoreStates           exhibit 19             Integration Expertise

Exceeded Goals at First Fidelity
================================================================================


                                                            % Actual
                                   Goals       Results      vs. Goal

($ in Millions)

Revenue Enhancements(1)             $79          $89          +13%

Expense Efficiencies(1)            $106         $125          +18%
                                   ----         ----

Total                              $185         $214
                                   ====         ====








(1) Pre-tax results based on internal management reporting for 1996.




================================================================================
[LOGO]
FIRST UNION    CoreStates             exhibit 20                 First Fidelity

Business Leverage:
Commercial Banking & Capital Markets
================================================================================


----------------------------------      ----------------------------------------
CoreStates                              First Union
----------------------------------      ----------------------------------------
o  Strong middle market & small         o  Full range of FTU/Wheat Capital
   business banking relationships          Markets services available

o  Strong specialized industry          o  Strong specialized industry groups
   groups                                  and Wheat First research focus

o  Well-developed International         o  Broad FTU customer base can
   operations                              leverage off CoreStates network

o  Nationally ranked Cash               o  #4 in Cash Management focused
   Management focused on large             on middle market. Top 5 ranking
   corporate market                        in information reporting via PC
                                           and Internet

o  Congress Financial asset-based       o  Extends current asset-based
   leader                                  product offerings to textile and
                                           furniture customer base

----------------------------------      ----------------------------------------



================================================================================
[LOGO]
FIRST UNION    CoreStates             exhibit 21              Business Leverage

Business Leverage:
Consumer Banking & Capital Management
================================================================================


----------------------------------      ----------------------------------------
CoreStates                              First Union
----------------------------------      ----------------------------------------
o  Strong home equity originator,       o  Increase FTU national ranking to #2
   leader in region

o  #1 consumer bank in region, 50%      o  Powerful CMG products and
   household penetration                   services

o  Large corporate and personal         o  CMG products and services, money
   trust business                          management opportunities, etc.

o  $33 billion managed, $285            o  Adds to assets under management,
   billion administered                    8th largest

----------------------------------      ----------------------------------------


================================================================================
[LOGO]
FIRST UNION    CoreStates             exhibit 22              Business Leverage

Business Leverage:
Advanced Technology
================================================================================


--------------------------------------------------------------------------------
First Union
--------------------------------------------------------------------------------

o  Single systems platform, year 2000 prepared

o  Powerful marketing technology (SOLD, Einstein, Data Warehouse)

o  Direct (telephone) Banking

o  PC Banking



--------------------------------------------------------------------------------





================================================================================
[LOGO]
FIRST UNION    CoreStates             exhibit 23              Business Leverage

Conclusion
================================================================================


o  Financially Attractive

o  Strategically Compelling

o  In-Market Deal

o  Business Leverage





================================================================================
[LOGO]
FIRST UNION    CoreStates             exhibit 24                     Conclusion

First Union and CoreStates:
The Power of the Combined Franchise
===============================================================================

                                                                   ------------------------------
September 30, 1997(1)                                              Map of Eastern United States
                                                                       [GRAPHIC OMITTED]
Assets:                      $204 billion                          New Haven, CT
Loans:                       $137 billion                          Bergen-Passaic Counties, NJ
Deposits:                    $133 billion                          Middlesex County, NJ
Equity:                      $15 billion                           Harrisburg, PA
                                                                   Baltimore, MD
#1                           in deposits on East Coast             Roanoke, VA
                                                                   Columbus, GA
Nationally Ranked:                                                 Tampa, FL
#1                           small-business banking                Fort Meyers, FL
#2                           home equity lending                   Miami, FL
#3                           cash management                       Scranton-Wilkes Barre, PA
Top 5                        middle-market lending                 Reading, PA
#16                          provider of mutual funds(2)           Newark, NJ
#2                           2,766 branches                        Monmouth-Ocean, NJ
#5                           3,570 ATMs                            Trenton, NJ
Leadership position          in specialized banking,               Allentown, PA
                             commercial leasing,                   Philadelphia, PA
                             international, asset-based finance    Washington, D.C.
                                                                   Richmond-Petersburg, VA
                                                                   Norfolk, VA
                                                                   Greensboro, NC
                                                                   Charlotte, NC
                                                                   Augusta-Aiken, GA
                                                                   Jacksonville, FL
                                                                   Daytona Beach, FL
                                                                   Orlando, FL
                                                                   West Palm Beach, FL
                                                                   Fort Lauderdale, FL

                                                                      No. 1, 2 or 3 ranking in
                                                                      21 of the 30 largest MSAs
                                                                         on the East Coast
                                                                   ------------------------------

(1) Pro forma, including the pending Signet, Covenant and Wheat First acquisitions

(2)  Also includes conversion of $7.1 billion of common trust assets.

================================================================================
[LOGO]
FIRST UNION     CoreStates           exhibit 25             Powerful Combination

--------------------------------------------------------------------------------
[LOGO]
FIRST UNION


        Map of Eastern United States

             [GRAPHIC OMITTED]

                    NY
                    PA
                    CT
                    NJ                               A Powerful
                    MD                              Combination!
                    DC
                    DE
                    VA
                    TN
                    NC
                    SC
                    GA
                    FL

[LOGO]
CoreStates
--------------------------------------------------------------------------------

================================================================================
[LOGO]
FIRST UNION     CoreStates          exhibit 26

--------------------------------------------------------------------------------
[LOGO]
FIRST UNION





                            Supplemental Information







[LOGO]
CoreStates
--------------------------------------------------------------------------------

Dividend Growth
================================================================================


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Current Dividend Annualized

In Dollars


Year                   Dollars
----                   -------
1978                     .15
1979                     .16
1980                     .17
1981                     .18
1982                     .20
1983                     .23
1984                     .25
1985                     .29
1986                     .33
1987                     .39
1988                     .43
1989                     .50
1990                     .54
1991                     .56
1992                     .64
1993                     .75
1994                     .86
1995                     .98
1996                    1.10
Current                 1.28


================================================================================
[LOGO]
FIRST UNION     CoreStates                                                     1

Growth in Fee Income
================================================================================
1996 vs. 1995                               YTD 97 vs. YTD 96
------------------------------------        ------------------------------------
Wells Fargo                  84.34%*        First Union                  37.16%
Norwest                      37.97%         ------------------------------------
Bankers Trust                36.60%+        Barnett                      31.87%*
J.P. Morgan                  31.74%+        NationsBank                  30.28%*
First Union                  25.65%         PNC Bank                     28.74%
------------------------------------        Wells Fargo                  21.79%*
Bank of New York             20.84%         Bankers Trust                20.99%+
Banc One                     19.99%*        Republic New York            18.97%
NationsBank                  18.45%*        Mellon                       17.76%
Fleet Financial              18.38%*        KeyCorp                      17.35%
Mellon Bank Corp             16.71%         Norwest                      15.48%
First Bank System            15.66%         Suntrust                     14.96%
Wachovia                     13.86%         CoreStates                   14.93%



Data from SNL Securities and corporate earnings releases.

Excludes securities gains and losses and unusual or nonrecurring gains and losses.

* Growth rate substantially affected by accounting treatment of acquisitions.

+ Significant growth in trading income.




================================================================================
[LOGO]
FIRST UNION    CoreStates                                                      2

Asset Quality: Average Net Charge-Offs
1987 - 1996
================================================================================
1.     0.54      Suntrust                     13.    1.01      Banc One
2.     0.56      First Union                  14.    1.16      Fleet Financial
---------------------------------------       15.    1.16      Wells Fargo
3.     0.56      Wachovia                     16.    1.17      Bank of Boston
4.     0.63      KeyCorp                      17.    1.00      First Bank System
5.     0.67      Barnett Banks                18.    1.20      Norwest
6.     0.68      Republic New York            19.    1.45      First Chicago
7.     0.73      National City Corp.          20.    1.46      Bank of New York
8.     0.81      Nationsbank                  21.    1.46      Chase Manhattan
9.     0.83      J.P. Morgan                  22.    1.49      Mellon Bank Corp
10.    0.84      PNC Bank                     23.    1.55      Citicorp
11.    0.98      BankAmerica                  24.    1.78      Bankers Trust
12.    1.00      Corestates


Originally reported data. 1995 data reflects 1/1/96 merger with First Fidelity.




================================================================================
[LOGO]
FIRST UNION    CoreStates                                                      3

First Union: Productivity and Profitability
================================================================================

                         1990           1993          1996          YTD 97
--------------------------------------------------------------------------------

Overhead

Efficiency*              60.8%          57.8          54.1          52.0

ROA                      0.79%          1.20          1.31          1.41
ROE                      12.5%          17.4          18.9          19.8


* Overhead efficiency excluding OREO and intangibles amortization. Overhead efficiency, ROA and ROE before SAIF and merger-related charges.

================================================================================
[LOGO]
FIRST UNION    CoreStates                                                      4

First Union and CoreStates Markets:
Over 36% of Nation's Gross State Product
================================================================================

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                New Jersey                             3.7%
                Pennsylvania                           4.5%
                Delaware                               0.4%
                New York                               8.3%
                Florida                                4.5%
                North Carolina                         2.7%
                Virginia                               2.6%
                Georgia                                2.6%
                Maryland                               1.9%
                Tennessee                              1.8%
                Connecticut                            1.7%
                South Carolina                         1.2%
                Washington, D.C.                       0.7%


Source: U.S. Statistical Abstract 1996.




================================================================================
[LOGO]
FIRST UNION    CoreStates                                                      5

Concentration of Companies with
Annual Sales $20 MM - 250 MM+
================================================================================


Together, the First Union footprint accounts for over 36% of the total national middle-market companies.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]


                New Jersey                    4.2%
                Pennsylvania                  5.0%
                Delaware                      0.4%
                New York                      8.4%
                Florida                       4.6%
                Georgia                       2.8%
                North Carolina                2.4%
                Virginia                      2.2%
                Tennessee                     1.9%
                Connecticut                   1.8%
                Maryland                      1.7%
                South Carolina                1.0%
                Washington, D.C.              0.4%


  Source: Dun & Bradstreet

================================================================================
[LOGO]
FIRST UNION         CoreStates                                                6

New Corporate Facilities and Expansions
1994-1996
================================================================================


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]


                First Union States            6,651
                East North Central            5,626
                West North Central            2,787
                East South Central            2,165
                Pacific                       1,064
                West South Central              920
                Mountain                        889
                New England                     290


First Union States: DC, DE, FL, GA, MD, NC, SC, VA, NJ, NY, PA.
                    Excludes TN.
Source: Site Selection Magazine, February 1997

================================================================================
[LOGO]
FIRST UNION         CoreStates                                                7